UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2021
   _____________________
Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction
On March 5, 2021, Amazon.com, Inc. (“Amazon”) submitted written notice to Air Transport Services Group, Inc. (the “Registrant”) to exercise for cash an aggregate of 13,562,897 shares of Common Stock through (i) the exercise in full of a warrant issued by the Registrant to Amazon to purchase 12,810,629 shares of Common Stock, dated March 8, 2016 (“Warrant-A”), and (ii) the exercise of a portion of a warrant issued by the Registrant to Amazon, dated March 8, 2018 (“Warrant-B-1”), to purchase 752,268 shares of Common Stock. The exercise price per share is $9.73 and the aggregate exercise price for the 13,562,897 shares is $131,966,987.81. The exercise by Amazon of Warrant-A and the cash exercise of a portion of Warrant-B-1 are subject to and contingent upon the approval of the United States Department of Transportation (“DOT”) and the expiration or termination of any applicable waiting period pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and the effectiveness of the Amendment to Beneficial Ownership Limitation (as described in Item 3.02 hereof).
Also, on March 5, 2021, Amazon purchased an aggregate of 865,548 shares of Common Stock of the Registrant through (i) the exercise in full on a cashless basis of a warrant issued by the Registrant to Amazon, dated September 8, 2020 (“Warrant-B-2”), and (ii) the exercise on a cashless basis of the portion of Warrant-B-1 that is not being exercised on a cash basis as described above.
The foregoing warrants are referred to herein individually as a “Warrant” and collectively as the “Warrants.” A more detailed description of the Warrants and the actions taken by Amazon with respect to the Warrants is provided in Items 1.01 and 3.02 below.
Item 1.01 Entry into a Material Definitive Agreement.
In connection with the exercise of the Warrants, on March 5, 2021, the Registrant and Amazon amended the Investment Agreement dated March 8, 2016 between them (the “Amendment”) by which the Registrant has agreed to give Amazon written notice of any future proposed share repurchases (other than repurchases related to employee incentive plans), including any open market repurchase program adopted by the Registrant’s board or any privately negotiated repurchase. Upon receipt of such notice, Amazon will have the option during the subsequent five business days to require the Registrant to purchase from Amazon or certain related parties at the then current market price a number of shares of the Registrant’s Common Stock that will allow Amazon and such related parties to maintain their beneficial ownership of the Registrant’s Common Stock at a percentage of the outstanding shares that does not exceed 19.999% as described in the Beneficial Ownership Limitation below.
The provisions of the Amendment will terminate upon the earlier of (i) if Amazon were to file a Schedule 13D with respect to the Common Stock; and (ii) any purchase by Amazon of Common Stock other than (A) through the exercise of the Warrants or (B) with the consent of the Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
Pursuant to its terms, each of the Warrants is exercisable, in whole or in part, in cash at the exercise price of $9.73 per share (the “Exercise Price”) or without payment of cash, by reducing the number of shares issuable upon exercise of the portion of the Warrant being exercised on a cashless basis (the “Cashless Portion”), so as to yield a number of shares of Common Stock obtainable upon exercise of the Cashless Portion equal to the product of (a) the total number of shares of Common Stock issuable upon exercise of the Cashless Portion (if exercised for cash) and (b) the Cashless Exercise Ratio. The Cashless Exercise Ratio is defined as a fraction, the numerator of which is the excess of (a) the VWAP for the Common Stock over the 30 trading days immediately preceding the exercise date over (b) the Exercise Price, and the denominator of which is the VWAP for the Common Stock for the 30 trading days immediately preceding the exercise date. The “VWAP” means the volume weighted average price for the Common Stock on The NASDAQ Global Select Market (or other applicable exchange) for the applicable time period. The VWAP for purposes of the Warrants exercised on March 5, 2021 is $27.2737.
On March 5, 2021, Amazon exercised Warrant-B-2 in full on a cashless basis resulting in a net issuance to Amazon of 325,823 shares of Common Stock. Warrant-B-2 was exercisable in cash for a total of 506,530 shares. A total of 180,707 shares subject to Warrant-B-2 were surrendered as payment of the aggregate Exercise Price of Warrant-B-2. Also, on March 5, 2021, Amazon exercised a portion of Warrant-B-1 on a cashless basis (the “B-1 Cashless Portion”), resulting in a net issuance to Amazon of an additional 539,725 shares of Common Stock. A total of 299,340 shares were surrendered as payment of the aggregate Exercise Price of the B-1 Cashless Portion. The total number of shares of Common Stock issued to Amazon on March 5, 2021 through the cashless exercise of Warrant-B-2 and the B-1 Cashless Portion was 865,548.
Also, on March 5, 2021, Amazon gave notice to the Registrant of its agreement to exercise (i) Warrant-A for a total of 12,810,629 shares of Common Stock and (ii) the portion of Warrant-B-1 that was not exercised on a cashless basis on March 5, 2021 (the “B-1 Cash Portion”) for 752,268 shares of Common Stock. The exercise price of Warrant-A and Warrant-B-1 is $9.73 per share. The cash proceeds to be received by the Registrant upon exercise of Warrant-A and the B-1 Cash Portion for the purchase of an aggregate of 13,562,897 shares, will total $131,966,987.81. Amazon’s exercise of Warrant-A and the B-1 Cash Portion are subject to and contingent upon the approval of the DOT and the expiration or termination of any applicable waiting period pursuant to HSR Act and the effectiveness of an amendment to the term “Beneficial Ownership Limitation” in Section 14 of each of the Warrants.
Amazon gave notice to the Registrant on March 5, 2021 that the definition of “Beneficial Ownership Limitation, as defined in Section 14 of each of the Warrants, will be amended to 19.999% from 4.999% and that such amendment will be effective on the 61st calendar day following March 5, 2021. The term “Beneficial Ownership Limitation” is a specified percentage of the number of shares of Common Stock outstanding after giving effect to any exercise of the Warrants. Section 14(a) of each of the Warrants provides that the Registrant shall not honor any exercise of the Warrant, and Amazon shall not have the right to exercise any portion of the Warrant, to the extent that the exercise of the Warrant would result in Amazon and its Attribution Parties (as defined in the Warrant) beneficially owning a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. Amazon has the right from time to time to change the Beneficial Ownership Limitation, provided that such change will not be effective until the 61st day after notice of the change is given to the Registrant.
The 865,548 shares of Common Stock issued by the Registrant to Amazon on March 5, 2021 pursuant to the exercise of Warrant-B-2 and the B-1 Cashless Portion were issued without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to exemptions under Section 4(2) of the 1933 Act and Regulation D promulgated by the Securities and Exchange Commission (“Regulation D”). The 13,562,897 shares of Common Stock that will be issued to Amazon upon exercise of Warrant-A and the B-1 Cash Portion will also be issued by the Registrant without registration under the 1933 Act pursuant to exemptions under Section 4(2) of the 1933 Act and Regulation D.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	March 8, 2021